UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 22, 2008
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22378 (Commission File Number)	74-2482571 (I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri (Address of principal executive offices)	63017 (Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 22, 2008, Steven A. Schumm, Thermadyne’s EVP, Chief Financial Officer & Chief Administrative Officer, will be presenting at the JP Morgan Global High Yield & Leverage Finance Conference being held at the Loews Miami Beach Hotel in Miami Beach, Florida. Thermadyne’s presentation is scheduled to start at 9:45 AM (Eastern). A copy of the presentation will be available for viewing on Thermadyne’s web site (www.Thermadyne.com) at that same time.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 22, 2008

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Mark A. McColl
	Name:	Mark A. McColl
	Title:	Interim General Counsel and Corporate Secretary

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